STOCKJUNGLE.COM TRUST

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

     THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the __th day of __________, 1999, by and between STOCKJUNGLE.COM TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series, StockJungle.com Community Intelligence Fund (the "Fund") and STOCKJUNGLE.COM INVESTMENT ADVISORS, INC., a Delaware corporation (the "Adviser").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to individual clients and investment companies; and

     WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

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     1. DUTIES OF ADVISER.

          (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertaking from time to time; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

     Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other similar actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. Notwithstanding the provisions of this Section 2(a), the Adviser may delegate some or all of these duties under Section 2(c) below.

          (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be to obtain on behalf of the Fund the best available price and execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take into consideration all factors it deems relevant, including without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement

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

or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c) DELEGATION OF RESPONSIBILITIES. Notwithstanding the provisions of Sections 2(a) and 2(b), respectively, the Adviser may delegate the performance of investment advisory services for the Fund to one or more sub-advisers approved by the Board of Trustees, but such delegation will not relieve the Adviser of the duty to supervise the performance of advisory services hereunder. If the advisory functions are delegated to one or more sub-advisers, then the obligations of each such sub-adviser shall be governed by a sub-advisory agreement to be entered into between the Adviser and each such sub-adviser.

     2. REPRESENTATIONS OF THE ADVISER.

          (c) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (d)  The  Adviser  shall  maintain  all  licenses  and   registrations
necessary to perform its duties hereunder in good order.

          (e) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act, and any other applicable state and/or self-regulatory organization laws and regulations.

          (f) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

          (g) The Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to perform services hereunder, the execution and delivery of this Agreement by the Adviser has been duly authorized by all necessary corporate action, and this Agreement is a valid binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

     3. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

     5. EXPENSES. With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. The Adviser shall also be responsible for payment of all of the Fund's operating expenses, including but not limited to: investment sub-advisory and administrative fees payable to any sub-adviser or administrator under the appropriate agreements entered into with the Adviser or the Trust, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of Trust shares; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating the Fund's daily net asset value and of maintaining the Fund's books of account required under the Investment Company Act; taxes, if any; expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are not paid by other third parties; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder record-keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of the Fund's operation. Notwithstanding any other provision of this Agreement to the contrary, however, the Adviser will not be responsible for any brokerage commissions or extraordinary and non-recurring expenses, except as specifically agreed to herein or as otherwise prescribed.

     6. INVESTMENT ADVISORY FEE.

          (h) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee at the rate equal to 1.00% of the Fund's average daily net assets.

          (i) The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

          (j) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (k) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

          (l) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this

Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (m) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily pursuant to Section 7(e) shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Fund expenses.

          (n) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

     7. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     8. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     9. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     10. ADVISER'S LIABILITIES AND INDEMNIFICATION.

          (o) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by any sub-adviser, the administrator or the Trust or another third party for inclusion therein.

          (p) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

          (q) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (r) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement;
provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (s) No provision of this Agreement shall be construed to protect any Director or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     11. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Trust's employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser shall adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust's Board of Trustees.

     12. TERM. This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

     2. OWNERSHIP OF THE NAME OF THE FUND. The parties to this Agreement hereby acknowledge that the prefix to the name of the Trust and the Fund, StockJungle.com, is the exclusive property of the parent of the Adviser, StockJungle.com, Inc. and is not the property of the Trust or the Fund. In the event that the Adviser ceases to provide investment advisory services to the Fund pursuant to this Agreement, the Fund shall change its name within thirty
(30) days of the termination of this Agreement.

     15. BOOKS AND RECORDS; CONFIDENTIALITY.

          (a) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under such Act.

          (b) The Adviser shall treat as confidential and proprietary information of the Trust all records and other information relative to the Trust and shareholders of the Trust, or persons who respond to inquiries concerning investment in the Trust, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust, except as otherwise provided in writing by the Trust (which approval shall not be unreasonably withheld if the Adviser may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust). However, nothing herein shall be deemed to prohibit the Adviser or its affiliates from using in any manner information provided by the Adviser or its affiliates to the Trust, or from advertising to or soliciting the public generally with respect to other products and services, regardless of whether such advertisements or solicitation may coincidentally include prior or present shareholders or persons who have responded to inquiries regarding the Trust.

     16. TERMINATION; NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty
(60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to a Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     17. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement and understanding between the parties hereto. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement thereof is sought. To the extent required by the Investment Company Act, no amendment of this Agreement shall be effective until approved by a majority of the outstanding voting securities of the Funds (as defined in such Act).

     18. DECLARATION OF TRUST. The Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts. In accordance therewith, the Adviser acknowledges and agrees that this Agreement was signed on behalf of the Trust by the undersigned as officers of the Trust and not individually, and that the obligations of the Trust under this Agreement are not binding upon any officers, trustees or shareholders of the Trust individually but are binding only upon the assets of the Trust.

     19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

STOCKJUNGLE.COM TRUST                   STOCKJUNGLE.COM INVESTMENT
on behalf of its series, the            ADVISORS, INC.
StockJungle.com Community
Intelligence Fund

By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:

                              STOCKJUNGLE.COM TRUST

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

     THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the __th day of __________, 1999, by and between STOCKJUNGLE.COM TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series, StockJungle.com Market Leaders Growth Fund (the "Fund") and STOCKJUNGLE.COM INVESTMENT ADVISORS, INC., a Delaware corporation (the "Adviser").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to individual clients and investment companies; and

     WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

     1. DUTIES OF ADVISER.

          (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertaking from time to time; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

     Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other similar actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. Notwithstanding the provisions of this Section 2(a), the Adviser may delegate some or all of these duties under Section 2(c) below.

          (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be to obtain on behalf of the Fund the best available price and execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take into consideration all factors it deems relevant, including without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c) DELEGATION OF RESPONSIBILITIES. Notwithstanding the provisions of Sections 2(a) and 2(b), respectively, the Adviser may delegate the performance of investment advisory services for the Fund to one or more sub-advisers approved by the Board of Trustees, but such delegation will not relieve the Adviser of the duty to supervise the performance of advisory services hereunder. If the advisory functions are delegated to one or more sub-advisers, then the obligations of each such sub-adviser shall be governed by a sub-advisory agreement to be entered into between the Adviser and each such sub-adviser.

     2. REPRESENTATIONS OF THE ADVISER.

          (c) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (d)  The  Adviser  shall  maintain  all  licenses  and   registrations
necessary to perform its duties hereunder in good order.

          (e) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act, and any other applicable state and/or self-regulatory organization laws and regulations.

          (f) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

          (g) The Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to perform services hereunder, the execution and delivery of this Agreement by the Adviser has been duly authorized by all necessary corporate action, and this Agreement is a valid binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

     3. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

     5. EXPENSES. With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. The Adviser shall also be responsible for payment of all of the Fund's operating expenses, including but not limited to: investment sub-advisory and administrative fees payable to any sub-adviser or administrator under the appropriate agreements entered into with the Adviser or the Trust, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of Trust shares; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating the Fund's daily net asset value and of maintaining the Fund's books of account required under the Investment Company Act; taxes, if any; expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are not paid by other third parties; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder record-keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of the Fund's operation. Notwithstanding any other provision of this Agreement to the contrary, however, the Adviser will not be responsible for any brokerage commissions or extraordinary and non-recurring expenses, except as specifically agreed to herein or as otherwise prescribed.

     6. INVESTMENT ADVISORY FEE.

          (h) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee at the rate equal to 1.00% of the Fund's average daily net assets.

          (i) The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

          (j) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (k) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

          (l) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this

Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (m) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily pursuant to Section 7(e) shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Fund expenses.

          (n) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

     7. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     8. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     9. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     10. ADVISER'S LIABILITIES AND INDEMNIFICATION.

          (o) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by any sub-adviser, the administrator or the Trust or another third party for inclusion therein.

          (p) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

          (q) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (r) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement;
provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (s) No provision of this Agreement shall be construed to protect any Director or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     11. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Trust's employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser shall adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust's Board of Trustees.

     12. TERM. This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

     2. OWNERSHIP OF THE NAME OF THE FUND. The parties to this Agreement hereby acknowledge that the prefix to the name of the Trust and the Fund, StockJungle.com, is the exclusive property of the parent of the Adviser, StockJungle.com, Inc. and is not the property of the Trust or the Fund. In the event that the Adviser ceases to provide investment advisory services to the Fund pursuant to this Agreement, the Fund shall change its name within thirty
(30) days of the termination of this Agreement.

     15. BOOKS AND RECORDS; CONFIDENTIALITY.

          (a) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under such Act.

          (b) The Adviser shall treat as confidential and proprietary information of the Trust all records and other information relative to the Trust and shareholders of the Trust, or persons who respond to inquiries concerning investment in the Trust, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust, except as otherwise provided in writing by the Trust (which approval shall not be unreasonably withheld if the Adviser may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust). However, nothing herein shall be deemed to prohibit the Adviser or its affiliates from using in any manner information provided by the Adviser or its affiliates to the Trust, or from advertising to or soliciting the public generally with respect to other products and services, regardless of whether such advertisements or solicitation may coincidentally include prior or present shareholders or persons who have responded to inquiries regarding the Trust.

     16. TERMINATION; NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty
(60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to a Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     17. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement and understanding between the parties hereto. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement thereof is sought. To the extent required by the Investment Company Act, no amendment of this Agreement shall be effective until approved by a majority of the outstanding voting securities of the Funds (as defined in such Act).

     18. DECLARATION OF TRUST. The Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts. In accordance therewith, the Adviser acknowledges and agrees that this Agreement was signed on behalf of the Trust by the undersigned as officers of the Trust and not individually, and that the obligations of the Trust under this Agreement are not binding upon any officers, trustees or shareholders of the Trust individually but are binding only upon the assets of the Trust.

     19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

STOCKJUNGLE.COM TRUST                   STOCKJUNGLE.COM INVESTMENT
on behalf of its series, the            ADVISORS, INC.
StockJungle.com Market Leaders
Growth Fund

By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:

                              STOCKJUNGLE.COM TRUST

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

     THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the __th day of __________, 1999, by and between STOCKJUNGLE.COM TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series, StockJungle.com Pure Play Internet Fund (the "Fund") and STOCKJUNGLE.COM INVESTMENT ADVISORS, INC., a Delaware corporation (the "Adviser").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to individual clients and investment companies; and

     WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

     1. DUTIES OF ADVISER.

          (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertaking from time to time; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

     Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other similar actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. Notwithstanding the provisions of this Section 2(a), the Adviser may delegate some or all of these duties under Section 2(c) below.

          (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be to obtain on behalf of the Fund the best available price and execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take into consideration all factors it deems relevant, including without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c) DELEGATION OF RESPONSIBILITIES. Notwithstanding the provisions of Sections 2(a) and 2(b), respectively, the Adviser may delegate the performance of investment advisory services for the Fund to one or more sub-advisers approved by the Board of Trustees, but such delegation will not relieve the Adviser of the duty to supervise the performance of advisory services hereunder. If the advisory functions are delegated to one or more sub-advisers, then the obligations of each such sub-adviser shall be governed by a sub-advisory agreement to be entered into between the Adviser and each such sub-adviser.

     2. REPRESENTATIONS OF THE ADVISER.

          (c) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (d)  The  Adviser  shall  maintain  all  licenses  and   registrations
necessary to perform its duties hereunder in good order.

          (e) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act, and any other applicable state and/or self-regulatory organization laws and regulations.

          (f) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

          (g) The Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to perform services hereunder, the execution and delivery of this Agreement by the Adviser has been duly authorized by all necessary corporate action, and this Agreement is a valid binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

     3. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

     5. EXPENSES. With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. The Adviser shall also be responsible for payment of all of the Fund's operating expenses, including but not limited to: investment sub-advisory and administrative fees payable to any sub-adviser or administrator under the appropriate agreements entered into with the Adviser or the Trust, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of Trust shares; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating the Fund's daily net asset value and of maintaining the Fund's books of account required under the Investment Company Act; taxes, if any; expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are not paid by other third parties; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder record-keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of the Fund's operation. Notwithstanding any other provision of this Agreement to the contrary, however, the Adviser will not be responsible for any brokerage commissions or extraordinary and non-recurring expenses, except as specifically agreed to herein or as otherwise prescribed.

     6. INVESTMENT ADVISORY FEE.

          (h) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee at the rate equal to 1.00% of the Fund's average daily net assets.

          (i) The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

          (j) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (k) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

          (l) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this

Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (m) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily pursuant to Section 7(e) shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Fund expenses.

          (n) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

     7. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     8. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     9. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     10. ADVISER'S LIABILITIES AND INDEMNIFICATION.

          (o) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by any sub-adviser, the administrator or the Trust or another third party for inclusion therein.

          (p) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

          (q) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (r) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement;
provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (s) No provision of this Agreement shall be construed to protect any Director or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     11. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Trust's employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser shall adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust's Board of Trustees.

     12. TERM. This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

     2. OWNERSHIP OF THE NAME OF THE FUND. The parties to this Agreement hereby acknowledge that the prefix to the name of the Trust and the Fund, StockJungle.com, is the exclusive property of the parent of the Adviser, StockJungle.com, Inc. and is not the property of the Trust or the Fund. In the event that the Adviser ceases to provide investment advisory services to the Fund pursuant to this Agreement, the Fund shall change its name within thirty
(30) days of the termination of this Agreement.

     15. BOOKS AND RECORDS; CONFIDENTIALITY.

          (a) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under such Act.

          (b) The Adviser shall treat as confidential and proprietary information of the Trust all records and other information relative to the Trust and shareholders of the Trust, or persons who respond to inquiries concerning investment in the Trust, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust, except as otherwise provided in writing by the Trust (which approval shall not be unreasonably withheld if the Adviser may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust). However, nothing herein shall be deemed to prohibit the Adviser or its affiliates from using in any manner information provided by the Adviser or its affiliates to the Trust, or from advertising to or soliciting the public generally with respect to other products and services, regardless of whether such advertisements or solicitation may coincidentally include prior or present shareholders or persons who have responded to inquiries regarding the Trust.

     16. TERMINATION; NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty
(60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to a Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     17. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement and understanding between the parties hereto. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement thereof is sought. To the extent required by the Investment Company Act, no amendment of this Agreement shall be effective until approved by a majority of the outstanding voting securities of the Funds (as defined in such Act).

     18. DECLARATION OF TRUST. The Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts. In accordance therewith, the Adviser acknowledges and agrees that this Agreement was signed on behalf of the Trust by the undersigned as officers of the Trust and not individually, and that the obligations of the Trust under this Agreement are not binding upon any officers, trustees or shareholders of the Trust individually but are binding only upon the assets of the Trust.

     19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

STOCKJUNGLE.COM TRUST                   STOCKJUNGLE.COM INVESTMENT
on behalf of its series, the            ADVISORS, INC.
StockJungle.com Pure Play
Internet Fund

By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:

                              STOCKJUNGLE.COM TRUST

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

     THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the __th day of __________, 1999, by and between STOCKJUNGLE.COM TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series, StockJungle.com No Fee S&P 500 Index Fund (the "Fund") and STOCKJUNGLE.COM INVESTMENT ADVISORS, INC., a Delaware corporation (the "Adviser").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to individual clients and investment companies; and

     WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

     1. DUTIES OF ADVISER.

          (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertaking from time to time; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

     Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other similar actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. Notwithstanding the provisions of this Section 2(a), the Adviser may delegate some or all of these duties under Section 2(c) below.

          (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be to obtain on behalf of the Fund the best available price and execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take into consideration all factors it deems relevant, including without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c) DELEGATION OF RESPONSIBILITIES. Notwithstanding the provisions of Sections 2(a) and 2(b), respectively, the Adviser may delegate the performance of investment advisory services for the Fund to one or more sub-advisers approved by the Board of Trustees, but such delegation will not relieve the Adviser of the duty to supervise the performance of advisory services hereunder. If the advisory functions are delegated to one or more sub-advisers, then the obligations of each such sub-adviser shall be governed by a sub-advisory agreement to be entered into between the Adviser and each such sub-adviser.

     2. REPRESENTATIONS OF THE ADVISER.

          (c) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (d)  The  Adviser  shall  maintain  all  licenses  and   registrations
necessary to perform its duties hereunder in good order.

          (e) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization laws and regulations.

          (f) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

          (g) The Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to perform services hereunder, the execution and delivery of this Agreement by the Adviser has been duly authorized by all necessary corporate action, and this Agreement is a valid binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

     3. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

     5. EXPENSES.

          (h) With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. The Adviser shall also be responsible for payment of all of the Fund's expenses, including but not limited to: investment sub-advisory and administrative fees payable to any sub-adviser or administrator under the appropriate agreements entered into with the Adviser or the Trust, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of Trust shares; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting  services  agent;  interest  charges  on any  borrowings;  costs  and expenses of pricing and calculating the Fund's daily net asset value and of maintaining the Fund's books of account required under the Investment Company Act; taxes, if any; expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are not paid by other third parties; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder record-keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of the Fund's operation. Notwithstanding any other provision of this Agreement to the contrary, however, the Adviser will not be responsible for any brokerage commissions or extraordinary and non-recurring expenses, except as specifically agreed to herein or as otherwise prescribed.

     6. INVESTMENT ADVISORY FEE. The Adviser has agreed to serve as the Adviser to the Fund without compensation or reimbursement for expenses incurred by or on behalf of the Fund.

     7. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     8. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     9. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     10. ADVISER'S LIABILITIES AND INDEMNIFICATION.

          (i) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by any sub-adviser, the administrator or the Trust or another third party for inclusion therein.

          (j) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

          (k) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (l) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (m) No provision of this Agreement shall be construed to protect any Director or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     11. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Trust's employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser shall adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust's Board of Trustees.

     12. TERM. This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

     2. OWNERSHIP OF THE NAME OF THE FUND. The parties to this Agreement hereby acknowledge that the prefix to the name of the Trust and the Fund, StockJungle.com, is the exclusive property of the parent of the Adviser, StockJungle.com, Inc. and is not the property of the Fund. In the event that the Adviser ceases to provide investment advisory services to the Fund or the Trust pursuant to this Agreement, the Fund shall change its name within thirty (30) days of the termination of this Agreement.

     15. BOOKS AND RECORDS; CONFIDENTIALITY.

          (a) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under such Act.

          (b) The Adviser shall treat as confidential and proprietary information of the Trust all records and other information relative to the Trust and shareholders of the Trust, or persons who respond to inquiries concerning investment in the Trust, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust, except as otherwise provided in writing by the Trust (which approval shall not be unreasonably withheld if the Adviser may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust). However, nothing herein shall be deemed to prohibit the Adviser or its affiliates from using in any manner information provided by the Adviser or its affiliates to the Trust, or from advertising to or soliciting the public generally with respect to other products and services, regardless of whether such advertisements or solicitation may coincidentally include prior or present shareholders or persons who have responded to inquiries regarding the Trust.

     16. TERMINATION; NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty
(60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to a Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     17. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement and understanding between the parties hereto. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement thereof is sought. To the extent required by the Investment Company Act, no amendment of this Agreement shall be effective until approved by a majority of the outstanding voting securities of the Funds (as defined in such Act).

     18. DECLARATION OF TRUST. The Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts. In accordance therewith, the Adviser acknowledges and agrees that this Agreement was signed on behalf of the Trust by the undersigned as officers of the Trust and not individually, and that the obligations of the Trust under this Agreement are not binding upon any officers, trustees or shareholders of the Trust individually but are binding only upon the assets of the Trust.

     19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

STOCKJUNGLE.COM TRUST                   STOCKJUNGLE.COM INVESTMENT
on behalf of its series, the            ADVISORS, INC.
StockJungle.com No Fee S&P 500
Index Fund

By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title: